Exhibit 1

                                  $150,000,000
                          Series JJ 6.375% Senior Notes
                                due June 15, 2046

                              ALABAMA POWER COMPANY

                             UNDERWRITING AGREEMENT

                                                                 June 7, 2006

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-0602

     As Representatives of the Several Underwriters

Ladies and Gentlemen:

                 Alabama Power Company, an Alabama corporation (the "Company"), confirms its agreement (the "Agreement") with you and the other Underwriters named in Schedule I hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof) for whom you are acting as representatives (in such capacity you shall hereinafter be referred to as the "Representatives"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of $150,000,000 aggregate principal amount of the Series JJ 6.375% Senior Notes due June 15, 2046 (the "Senior Notes") as set forth in Schedule I hereto.

                  The Company understands that the Underwriters are making a public offering of the Senior Notes pursuant to this Agreement. The Senior Notes will be issued pursuant to an indenture, dated as of December 1, 1997, as heretofore supplemented (the "Base Indenture"), between the Company and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"), and as further supplemented by a thirty-sixth supplemental indenture, dated as of June 14, 2006, to the Base Indenture relating to the Senior Notes (the "Supplemental Indenture" and, together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Trustee.

SECTION 1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Underwriters as follows:

          (a) A registration statement on Form S-3 (File Nos. 333-126348, 333-126348-01, 333-126348-02 and 333-126348-03) in respect of the
               Senior Notes and certain other securities has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters, has been declared effective by the Commission in such form (except that copies of the registration statement and any post-effective amendment delivered to the Underwriters need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering has been initiated or, to the best knowledge of the Company, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the 1933 Act, being hereinafter called a "Preliminary Prospectus"); such registration statement, as used with respect to the Senior Notes, including the information deemed a part thereof pursuant to Rule 430B(f)(1) under the 1933 Act on the date of such registration statement's effectiveness for purposes of Section 11 of the 1933 Act, as such Section applies to the Company and the Underwriters for the Senior Notes pursuant to Rule 430B(f)(2) under the 1933 Act (the "Effective Date"), including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the Effective Date, being hereinafter called the "Registration Statement;" the base prospectus relating to the Senior Notes and certain other securities of the Company, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Senior Notes, being hereinafter called the "Basic Prospectus;" the Basic Prospectus as amended and supplemented by a preliminary prospectus supplement dated June 6, 2006 relating to the Senior Notes and as further amended and supplemented immediately prior to the Applicable Time (as defined below) and has been filed with the Commission pursuant to Rule 424(b) under the 1933 Act (such document is hereinafter called the "Pricing Prospectus"); the Basic Prospectus as amended or supplemented in final form, including by a prospectus supplement relating to the Senior Notes in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the 1933 Act in accordance with Section 4(e) hereof is hereinafter called the "Final Supplemented Prospectus;" any reference herein to any Preliminary Prospectus, the Basic Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such Preliminary Prospectus, Basic Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus, the Basic Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, Basic Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and incorporated by reference in such Preliminary Prospectus, Basic Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.
                        For  purposes of this Agreement,  the  "Applicable
               Time" is 4:05 p.m. (New York Time) on the date of this Agreement; the documents listed in Schedule III, taken together and attached hereto, are collectively referred to as the "Pricing Disclosure Package."

          (b) The documents incorporated by reference in the Registration Statement or the Pricing Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Pricing Prospectus and any Permitted Free Writing Prospectus (as defined in Section 3(a) hereof), none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Final Supplemented Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, when read together with the Final Supplemented Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through the Representatives expressly for use in the Pricing Prospectus, any Permitted Free Writing Prospectus and the Final Supplemented Prospectus; or (B) any information set forth in the Pricing Prospectus or the Final Supplemented Prospectus under the caption "Description of the Series JJ Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company," "The Policy and the Insurer" and "Experts" (as it relates to information with respect to the Insurer) or in Appendix A thereto.

          (c) The Registration Statement and the Final Supplemented Prospectus comply, and any further amendments or supplements thereto, when any such amendments become effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1939 Act (hereinafter defined) and the General Rules and Regulations of the Commission thereunder and the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus do not and will not, (i) as of the Effective Date as to the Registration Statement and any amendment thereto, (ii) as of the Applicable Time as to the Pricing Disclosure Package and (iii) as of the date of the Final Supplemented Prospectus as to the Final Supplemented Prospectus or as of the date when any supplement is filed as to the Final Supplemented Prospectus as further supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the case of the Registration Statement and any amendment thereto, and, in the light of the circumstances under which they were made, not misleading in the case of the Pricing Disclosure Package and the Final Supplemented Prospectus as further supplemented; except that the Company makes no warranties or representations with respect to (A) that part of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "1939 Act"), (B) statements or omissions made in a Permitted Free Writing Prospectus, the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through the Representatives expressly for use therein or (C) any information set forth in the Pricing Prospectus or the Final Supplemented Prospectus under the caption "Description of the Series JJ Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company," "The Policy and the Insurer" and "Experts" (as it relates to information with respect to the Insurer) or in Appendix A thereto.

          (d) Each Permitted Free Writing Prospectus listed on Schedule III hereto does not include anything that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus and each such Permitted Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to any statement or omissions made in a Permitted Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through the Representatives expressly for use therein.

          (e) With respect to the Registration Statement, the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.

          (f) At the determination date for purposes of the Senior Notes within the meaning of Rule 164(h) under the 1933 Act, the Company was not an "ineligible issuer" as defined in Rule 405 under the 1933 Act.

          (g) Since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business.
          (h) The Company is a corporation duly organized and existing under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement and the Indenture and to issue and sell the Senior Notes to the Underwriters.

          (i) This Agreement has been duly authorized, executed and delivered by the Company.

          (j) The Indenture has been duly authorized by the Company and, on the Closing Date (as hereinafter defined), will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will, on the Closing Date constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally or (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Enforceability Exceptions"); the Indenture will conform in all material respects to all statements relating thereto contained in the Pricing Disclosure Package and the Final Supplemented Prospectus; and, on the Closing Date, the Indenture will have been duly qualified under the 1939 Act.

          (k) The issuance and delivery of the Senior Notes have been duly authorized by the Company and, on the Closing Date, the Senior Notes will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in this Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Pricing Disclosure Package and the Final Supplemented Prospectus.

          (l) The execution, delivery and performance by the Company of this Agreement, the Indenture and the Senior Notes and the consummation by the Company of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder shall have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or bylaws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company, or any of its properties.

          (m) The Company has duly authorized all necessary action to be taken by it for the procurement of an irrevocable financial guaranty insurance policy (the "Insurance Policy") issued by Financial Guaranty Insurance Company (the "Insurer"), insuring the payment of principal and interest on the Senior Notes, when due.

          (n) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company of the Senior Notes or the transactions by the Company contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the rules and regulations thereunder; (B) such as may be required under the Federal Power Act; (C) the qualification of the Indenture under the 1939 Act; (D) the approval of the Alabama Public Service Commission (the "Alabama Commission"); and (E) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws.

          (o) The financial statements incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position, results of operations and cash flows of the Company as of and for the dates indicated; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") applied on a consistent basis (except that the unaudited financial statements may be subject to normal year-end adjustments) throughout the periods involved and necessarily include amounts that are based on the best estimates and judgments of management. The selected financial data and the summary financial information included in the Pricing Prospectus and the Final Supplemented Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements incorporated by reference in the Registration Statement.

SECTION 2.        SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING.
                  ----------------------------------------------

          (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the principal amount of the Senior Notes set forth in Schedule I to this Agreement opposite the name of such Underwriter (plus any additional amount of the Senior Notes that such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof), at a price equal to 96.85% of the principal amount thereof.

          (b) Payment for and delivery of certificates for the Senior Notes shall be made at the offices of Balch & Bingham LLP, 1901 Sixth Avenue North, Birmingham, Alabama at 10:00 A.M., New York Time, on June 14, 2006 (unless postponed in accordance with the provisions of Section 11) or such other time, place or date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company by wire transfer in federal funds at the Closing Date against delivery of the Senior Notes to Morgan Stanley & Co. Incorporated on behalf of all of the Underwriters. It is understood that each Underwriter has authorized Morgan Stanley & Co. Incorporated, for each Underwriter's account, to accept delivery of, receipt for, and make payment of, the principal amount of the Senior Notes which each Underwriter has agreed to purchase. Morgan Stanley & Co. Incorporated, individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the principal amount of the Senior Notes to be purchased by any Underwriter whose payment has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

                  The delivery of the Senior Notes shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust Company in New York, New York or its designee, and the Underwriters shall accept such delivery.

                  The certificate(s) for the Senior Notes will be made available for examination by the Representatives not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.

SECTION 3.        FREE WRITING PROSPECTUSES.
                  -------------------------

          (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Senior Notes that would constitute a "free writing prospectus" as defined in Rule 405 under the 1933 Act, other than a Permitted Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Senior Notes that would constitute a "free writing prospectus" as defined in Rule 405 under the Act, other than a Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company pursuant to Rule 433; any such free writing prospectus (which shall include the pricing term sheet discussed in Section 3(b) hereof), the use of which has been consented to by the Company and the Representatives, is listed on
               Schedule III and herein called a "Permitted Free Writing Prospectus."

          (b) The Company agrees to prepare a pricing term sheet, substantially in the form of Schedule II hereto and approved by the Representatives, and to file such pricing term sheet pursuant to Rule 433(d) under the 1933 Act within the time period prescribed by such Rule.

          (c) The Company and the Representatives have complied and will comply with the requirements of Rule 433 under the 1933 Act applicable to any free writing prospectus, including timely Commission filing where required and legending.

          (d) The Company agrees that if at any time following issuance of a Permitted Free Writing Prospectus any event occurred or occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus or include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Representatives, which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in a Permitted Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives, expressly for use therein.

          (e) The Company agrees that if there occurs an event or development as a result of which the Pricing Disclosure Package would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will notify the Representatives so that any use of the Pricing Disclosure Package may cease until it is amended or supplemented.

SECTION 4.        COVENANTS OF THE COMPANY.  The Company covenants with the
                  ------------------------
Underwriters as follows:

          (a) The Company, on or prior to the Closing Date, will deliver to the Underwriters conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Representatives orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company will deliver to the Representatives sufficient conformed copies of the Registration Statement, the Basic Prospectus, the Pricing Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) for distribution to the Underwriters and, from time to time, as many copies of the Basic Prospectus, the Pricing Prospectus and the Final Supplemented Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.

          (b) The Company will furnish the Underwriters with written or electronic copies of each amendment and supplement to the Final Supplemented Prospectus relating to the offering of the Senior Notes in such quantities as the Underwriters may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933
               Act) shall be required by law in connection with the sale of any Senior Notes by an Underwriter, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Underwriters, shall occur, which in the opinion of the Company or of Underwriters' counsel should be set forth in a supplement to or an amendment of the Final Supplemented Prospectus, as the case may be, in order to make the Final Supplemented Prospectus not misleading in the light of the circumstances when it (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Final Supplemented Prospectus or to file under the 1934 Act any document incorporated by reference in the Final Supplemented Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Senior Notes and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Supplemented Prospectus which will supplement or amend the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Final Supplemented Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Senior Notes after the expiration of the period specified in the preceding sentence, the Company, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Representatives and Dewey Ballantine LLP.

          (c) The Company will endeavor, in cooperation with the Underwriters, to qualify the Senior Notes for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representatives may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.

          (d) The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.

          (e) As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the 1933 Act, to file the Final Supplemented Prospectus, in a form approved by the Representatives, such approval not to be unreasonably withheld, with the Commission and to advise the Representatives of such filing and to confirm such advice in writing. Furthermore, the Company will make any other required filings pursuant to Rule 433(d)(1) of the 1933 Act within the time required by such Rule.

          (f) During a period of 15 days from the date of this Agreement, the Company will not, without the Representatives' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Senior Notes or any security convertible into or exchangeable into or exercisable for the Senior Notes or any debt securities substantially similar to the Senior Notes (except for the Senior Notes issued pursuant to this Agreement). The Representatives agree that commercial paper or other debt securities with scheduled maturities of less than one year are not subject to this Section 4(f).

          (g) The Company will use its best efforts to effect the listing of the Senior Notes on the New York Stock Exchange.

SECTION 5. PAYMENT OF EXPENSES. The Company will pay all expenses incidental to the performance of its obligations under this Agreement, including but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Senior Notes,
(iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Senior Notes under securities laws in accordance with the provisions of Section 3(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Pricing Prospectus, any Permitted Free Writing Prospectus, the Final Supplemented Prospectus, and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Senior Notes, (ix) any fees payable in connection with the rating of the Senior Notes, (x) the cost and charges of any transfer agent or registrar, (xi) the premium payable to the Insurer in connection with the issuance of the Insurance Policy, (xii) the fees and expenses incurred in connection with the listing of the Senior Notes on the New York Stock Exchange and (xiii) the cost of qualifying the Senior Notes with The Depository Trust Company.

                  Except as otherwise provided in Section 10 hereof, the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Senior Notes including fees and disbursements of their counsel, Dewey Ballantine LLP.

SECTION 6.        CONDITIONS OF  UNDERWRITERS'  OBLIGATIONS.  The obligations
                  -----------------------------------------
of the Underwriters to purchase and pay for the Senior Notes are subject to the following conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Pricing Prospectus or the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Pricing Prospectus and the Final Supplemented Prospectus, and any such supplement, as applicable, shall have been filed in the manner and within the time period required by Rule 424. The pricing term sheet contemplated by 3(b) hereto, and any other material required to be filed by the Company pursuant to Rule 433(d) under the 1933 Act, shall have been filed by the Company with the Commission within the applicable time periods prescribed for such filings by Rule 433.

          (b) Any required orders of the Alabama Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriters or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Representatives, are deemed acceptable to the Underwriters and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriters and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

          (c)  On the Closing Date the Representatives shall have received:

                (1) The opinion, dated the Closing Date, of Balch & Bingham LLP, general counsel for the Company, substantially in the form attached hereto as Schedule IV-A.

                (2) The opinion, dated the Closing Date, of Troutman Sanders LLP, counsel for the Company, substantially in the form attached hereto as Schedule IV-B.

                (3) The opinion, dated the Closing Date, of Cravath, Swaine & Moore LLP, counsel to the Trustee, substantially in the form attached hereto asSchedule V.

                (4) The opinion, dated the Closing Date, of Dewey Ballantine LLP, counsel for the Underwriters, substantially in the form attached hereto as Schedule VI.

                (5) The opinion, dated the Closing Date, of counsel to the Insurer, substantially in the form attached hereto as Schedule VII.

          (d) At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business, and the
               Representatives shall have received a certificate of the President or any Vice President of the Company, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date,
               (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering have been initiated or, to the knowledge of the Company, threatened by the Commission.

          (e) The Representatives shall have received on the date hereof and shall receive on the Closing Date from Deloitte & Touche LLP, a letter or letters addressed to the Representatives (which may refer to letters previously delivered to the Representatives) dated the respective dates of delivery thereof to the effect that: (A) they are an independent registered public accounting firm with respect to the Company within the meaning of the 1933 Act and the rules and regulations under the 1933 Act; (B) in their opinion, the financial statements audited by them and incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the rules and regulations under the 1934 Act; and (C) on the basis of certain limited procedures performed through a specified date not more than three business days prior to the date of such letter, namely
               (i) reading the minute books of the Company; (ii) performing the procedures specified by the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") for a review of interim financial statement information as described in PCAOB Interim Standard AU 722, "Interim Financial Information", on the unaudited financial statements, if any, of the Company incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, and on the latest available unaudited financial statements of the Company, if any, for any calendar quarter subsequent to the date of those incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the
               Pricing Prospectus and the Final Supplemented Prospectus, as applicable; and (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP make no representations as to the sufficiency of such procedures for the Underwriters' purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, if any, incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the
               Pricing Prospectus and the Final Supplemented Prospectus, as applicable, for them to be in conformity with GAAP; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder; (3) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income After Dividends on Preferred Stock and the unaudited Ratio of Earnings to Fixed Charges set forth in the Registration Statement and the Pricing Prospectus or the
               Registration  Statement,  the  Pricing  Prospectus  and the Final
               Supplemented Prospectus, as applicable, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period included or incorporated by reference in the Registration Statement; (4) as of a specified date not more than three business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest balance sheet incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, except in each case for changes or decreases which (i) the
               Registration   Statement  and  the  Pricing   Prospectus  or  the
               Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, discloses, have occurred or may occur, (ii) are occasioned by the declaration of dividends, (iii) are occasioned by draw-downs under existing pollution control financing arrangements, (iv) are occasioned by draw-downs and regularly scheduled payments of capitalized lease obligations, (v) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, (vi) are occasioned by the reclassification of current maturities of long-term debt, or
               (vii) are disclosed in such letter; and (5) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income After Dividends on Preferred Stock and the unaudited Ratio of Earnings to Fixed Charges for any calendar quarter subsequent to those set forth in (3) above, which, if available, shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable.

          (f) On the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance and sale of the Senior Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Senior Notes as herein contemplated shall be satisfactory in form and substance to the Representatives and Dewey Ballantine LLP, counsel for the Underwriters.

          (g) On the Closing Date, the Senior Notes shall be approved for listing on the New York Stock Exchange upon notice of issuance.

          (h) No amendment or supplement to the Registration Statement or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the 1934 Act) shall be unsatisfactory in form to Dewey Ballantine LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of the Underwriters) which, in the reasonable judgment of the Representatives, shall materially impair the marketability of the Senior Notes.

          (i) On the Closing Date, the Representatives shall have received evidence that the Insurance Policy has been issued by the Insurer and confirmation that the Senior Notes have been rated at least Aaa by Moody's Investors Service, Inc. and at least AAA by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

          (j) The Company shall have performed its obligations when and as provided under this Agreement.

                  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 5, 8 and 10(b) hereof.

SECTION 7. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company shall be subject to the conditions set forth in the first sentence of
Section 6(a) and in Section 6(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 5, 8 and 10(b) hereof.

SECTION 8.        INDEMNIFICATION.
                  ---------------

(a) The Company agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of
Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, 1934 Act or otherwise, and to reimburse such Underwriter and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, any Permitted Free Writing Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus or, if the Company shall furnish to the Underwriters any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the 1934 Act which are incorporated therein by reference, in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus, the Final Supplemented Prospectus as so amended or supplemented, or in any free writing prospectus used by the Company other than a Permitted Free Writing Prospectus, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Registration Statement, Preliminary Prospectus, Basic Prospectus, Pricing Prospectus, Permitted Free Writing Prospectus or Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives for use therein. Each Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this
Section 8, to notify the Company in writing of the commencement thereof but the omission of such Underwriter so to notify the Company of any such action shall not release the Company from any liability which it may have to such Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 8. In case any such action shall be brought against an Underwriter or any such person controlling such Underwriter and such Underwriter shall notify the Company of the commencement thereof as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof, at its own expense. In case the Company elects to direct such defense and select such counsel, any Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel has been authorized in writing by the Company in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

(b) Each Underwriter agrees severally and not jointly, to indemnify and hold harmless the Company, its directors and such of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 8(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement, the Preliminary Prospectus, the Basic Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus or the Final Supplemented Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives for use therein.

SECTION 9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Company and shall survive delivery of the Senior Notes to the Underwriters.

SECTION 10.       TERMINATION OF AGREEMENT.
                  ------------------------

(a) The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended or there shall have been a material disruption in settlement in securities generally, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity, crisis or emergency (including, without limitation, acts of terrorism) affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgment of the Representatives, the offering, sale or delivery of the Senior Notes on the terms and in the manner contemplated by this Agreement and the Final Supplemented Prospectus shall have been materially impaired.

                  (b) If this Agreement shall be terminated by the Representatives pursuant to subsection (a) above or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters for the reasonable fees and disbursements of Dewey Ballantine LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Senior Notes and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in Sections 5 and 8.

SECTION 11. DEFAULT BY AN UNDERWRITER. If an Underwriter shall fail on the Closing Date to purchase the Senior Notes that it is obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for the non-defaulting Underwriters, or any other underwriters to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(a) if the principal amount of Defaulted Securities does not exceed 10% of the Senior Notes, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(b) if the principal amount of Defaulted Securities exceeds 10% of the Senior Notes, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                  In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Pricing Prospectus or Final Supplemented Prospectus or in any other documents or arrangements.

SECTION 12.       NOTICES.  All notices and other  communications  hereunder
                  -------
shall be in  writing  and shall be  deemed to have been duly  given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Morgan Stanley & Co. Incorporated, 1585 Broadway, 29th Floor, New York, New York 10036, Attention:
Investment Banking Department and Wachovia Capital Markets, LLC, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288-0602,
Attention: Jim Williams; notices to the Company shall be mailed to 600 North 18th Street, 17th Floor, Birmingham, Alabama 35291, Attention: Corporate Secretary, with a copy to Southern Company Services, Inc., 30 Ivan Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308, Attention: Earl C. Long.

SECTION 13. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Senior Notes from any of the Underwriters shall be deemed to be a successor by reason merely of such purchase. The Company acknowledges and agrees that in connection with all aspects of each transaction contemplated by this Agreement, the Company and the Underwriters have an arms-length business relationship that creates no fiduciary duty on the part of any party and each expressly disclaims any fiduciary or financial advisory relationship.

SECTION 14. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

SECTION 15. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

                                       Very truly yours,

                                       ALABAMA POWER COMPANY



                                       By:      /s/ J. Randy DeRieux
                                            ---------------------------------
                                               Name: J. Randy DeRieux
                                               Title:  Assistant Treasurer


CONFIRMED AND ACCEPTED,
as of the date first above written


MORGAN STANLEY & CO. INCORPORATED

By:      /s/ Michael Fusco
     Name: Michael Fusco
     Title: Executive Director

WACHOVIA CAPITAL MARKETS, LLC

By:      /s/ James T. Williams, Jr.
   -----------------------------------------
     Name: James T. Williams, Jr.
     Title: Managing Director

As Representatives of the Underwriters named in Schedule I hereto

                                   SCHEDULE I


                                                          Principal Amount of
Name of Underwriters                                      Series JJ Senior Notes

Morgan Stanley & Co. Incorporated                             $30,000,000
Wachovia Capital Markets, LLC                                  30,000,000
Banc of America Securities LLC                                 30,000,000
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated                                   30,000,000
ABN AMRO Incorporated                                           3,000,000
BNY Capital Markets, Inc.                                       3,000,000
Morgan Keegan & Company, Inc.                                   3,000,000
Raymond James & Associates, Inc.                                3,000,000
SunTrust Capital Markets, Inc.                                  3,000,000
Jeffries & Company, Inc.                                        2,250,000
Muriel Siebert & Co., Inc.                                      2,250,000
Blaylock & Company, Inc.                                        1,500,000
Guzman & Company                                                1,500,000
M.R. Beal & Company                                             1,500,000
Protective Securities, a division of ProEquities, Inc.          1,500,000
Samuel A. Ramirez & Co., Inc.                                   1,500,000
The Williams Capital Group, L.P.                                1,500,000
Toussaint Capital Partners, LLC                                 1,500,000
                                                            -----------------
TOTAL:                                                       $150,000,000

                                   SCHEDULE II

                               PRICING TERM SHEET

            (To Preliminary Prospectus Supplement dated June 6, 2006)

Issuer:                             Alabama Power Company

Security:                           Series JJ Senior Notes

Ratings:                            Aaa by Moody's, AAA by Standard & Poor's

Insurer:                            Financial Guaranty Insurance Company

Size:                               $150,000,000

Price:                              $25.00

Maturity:                           June 15, 2046

Redemption Terms:                   Callable in whole or in part any time on or
                                    after June 14, 2011 at par

Coupon:                             6.375%

Interest Payment Dates:             March 15, June 15, September 15 and
                                    December 15 of each year beginning
                                    September 15, 2006

Format:                             SEC Registered

Expected Listing:                   NYSE

Proceeds to Issuer:                 96.85% of principal amount

Transaction Date:                   June 7, 2006

Expected Settlement Date:           June 14, 2006 (T+5)

Joint Lead Managers:                Morgan Stanley & Co. Incorporated
                                    Wachovia Capital Markets, LLC

Co-Managers:                        Banc of America Securities LLC
                                    Merrill Lynch, Pierce, Fenner & Smith
                                                Incorporated

Underwriters:                       ABN AMRO Incorporated
                                    BNY Capital Markets, Inc.
                                    Morgan Keegan & Company, Inc.
                                    Raymond James & Associates, Inc.
                                    SunTrust Capital Markets, Inc.
                                    Jeffries & Company, Inc.
                                    Muriel Siebert & Co., Inc.
                                    Blaylock & Company, Inc.
                                    Guzman & Company
                                    M.R. Beal & Company
                                    Protective Securities, a division of
                                    ProEquities, Inc.
                                    Samuel A. Ramirez & Co., Inc.
                                    The Williams Capital Group, L.P.
                                    Toussaint Capital Partners, LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Alabama Power Company collect at 205-257-2714, Morgan Stanley & Co. Incorporated toll-free at 1-866-718-1649 (institutional investors) or 1-800-584-6837 (retail investors) or Wachovia Capital Markets,
LLC toll-free at 1-800-326-5897.

                                  SCHEDULE III

                           PRICING DISCLOSURE PACKAGE

         1) Prospectus dated July 19, 2005
         2) Preliminary Prospectus Supplement dated June 6, 2006 (which shall be deemed to include documents incorporated by reference therein)
         3) Permitted Free Writing Prospectuses
                a) Pricing Term Sheet attached as Schedule II hereto

                                                                Schedule IV-A

                       [Letterhead of Balch & Bingham LLP]


                                                                June ___, 2006

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-0602

     As Representatives of the Several Underwriters



                              ALABAMA POWER COMPANY
                          Series JJ 6.375% Senior Notes
                                due June 15, 2046

Ladies and Gentlemen:

                  We have acted as general counsel to Alabama Power Company (the "Company") in connection with (i) the Company's issuance of $150,000,000 aggregate principal amount of its Series JJ 6.375% Senior Notes due June 15, 2046 (the "Notes") pursuant to a Senior Note Indenture dated as of December 1, 1997, by and between the Company and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Thirty-Sixth Supplemental Indenture dated as of June 14, 2006 (collectively, the "Indenture"); and (ii) the purchase by the Underwriters (as defined herein) of the Notes pursuant to the terms of an Underwriting Agreement dated June 7, 2006 (the "Underwriting Agreement"), among the Company and the Underwriters named in Schedule I thereto (the "Underwriters") for whom you are acting as representatives (the "Representatives"). This opinion is being delivered to you as Representatives pursuant to Section 6(c)(1) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-126348, 333-126348-01, 333-126348-02 and 333-126348-03) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the "Act"), as it became effective under the Act (the "Registration Statement"); the Company's prospectus dated July 19, 2005 (the "Basic Prospectus") as supplemented by a preliminary prospectus supplement dated June 6, 2006 (the "Pricing Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act, which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2005, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 and the Current Reports on Form 8-K of the Company dated January 10, 2006, January 11, 2006, January 13, 2006, January 31, 2006, February 1,
2006, February 20, 2006, March 8, 2006, March 9, 2006 and June 6, 2006 (the
"Pricing Exchange Act Documents"), and a prospectus supplement dated June 7, 2006 (together with the Basic Prospectus, the "Final Supplemented Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Reports on Form 8-K of the Company dated June 7, 2006 and June 7, 2006 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the Indenture. We have also examined the free writing prospectus prepared by the Company and filed with the Commission on June 7, 2006 pursuant to Rule 433 of the Act (the "Permitted Free Writing Prospectus"). The documents listed in Schedule III to the Underwriting Agreement, taken together, are collectively referred to as the "Pricing Disclosure Package."

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures (other than those of the Company), the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

                  The Indenture and the Underwriting Agreement are herein referred to as the "Agreements."

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

                  1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

                  2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

                  3. All orders, consents or other authorizations or approvals of the Alabama Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and the sale of the Notes; the issuance and the sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

                  4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.

                  5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.

                  6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Deloitte & Touche LLP and with your counsel. Based upon our examination of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, on the date of the Underwriting Agreement and the Final Supplemented Prospectus, as of June 7, 2006, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, on the date of the Underwriting Agreement (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, that the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement therein of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the captions "Description of the Series JJ Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company" or "The Policy and the Insurer" or under the caption "Experts" (as it relates to information with respect to the Insurer) appearing on page S-13 thereof or in Appendix A thereto.

                  We are members of the State Bar of Alabama and we do not express any opinion herein concerning any law other than the laws of such State, the federal law of the United States and, to the extent set forth herein, the law of the State of New York.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent, except that Troutman Sanders LLP and Dewey Ballantine LLP may rely on this opinion in giving their opinions pursuant to the Underwriting Agreement insofar as such opinion relates to matters of Alabama law.

                                          Yours very truly,

                                          BALCH & BINGHAM LLP

                                                               Schedule IV-B

                      [Letterhead of TROUTMAN SANDERS LLP]

                                                               June ___, 2006


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-0602


     As Representatives of the Several Underwriters


                              ALABAMA POWER COMPANY
                          Series JJ 6.375% Senior Notes
                                due June 15, 2046

Ladies and Gentlemen:

                  We have acted as counsel to Alabama Power Company (the "Company") in connection with (i) the Company's issuance of $150,000,000 aggregate principal amount of its Series JJ 6.375% Senior Notes due June 15, 2046 (the "Notes") pursuant to a Senior Note Indenture dated as of December 1, 1997, by and between the Company and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Thirty-Sixth Supplemental Indenture dated as of June 14, 2006 (collectively, the "Indenture"); and (ii) the purchase by the Underwriters (as defined herein) of the Notes pursuant to the terms of an Underwriting Agreement dated June 7, 2006, (the "Underwriting Agreement"), among the Company and the Underwriters named in Schedule I thereto (the "Underwriters") for whom you are acting as representatives (the "Representatives"). This opinion is being delivered to you as Representatives pursuant to Section 6(c)(2) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-126348, 333-126348-01, 333-126348-02 and 333-126348-03) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the "Act"), as it became effective under the Act (the "Registration Statement"); the Company's prospectus dated July 19, 2005 (the "Basic Prospectus"), as supplemented by a preliminary prospectus supplement dated June 6, 2006 (the "Pricing Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act, which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2005, the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2006 and the Current Reports on Form 8-K of the Company dated January 10, 2006, January 11, 2006, January 13, 2006, January 31, 2006, February 1, 2006, February 20, 2006, March 8, 2006, March 9, 2006 and June 6, 2006 (the "Pricing Exchange Act Documents"), and as supplemented by a prospectus supplement dated June 7, 2006 (together with the Basic Prospectus, the "Final Supplemented Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Reports on Form 8-K of the Company dated June 7, 2006 and June 7, 2006 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the Indenture. We have also examined the free writing prospectus prepared by the Company and filed with the Commission on June 7, 2006 pursuant to Rule 433 of the Act (the "Permitted Free Writing Prospectus"). The documents listed in
Schedule III to the Underwriting Agreement, taken together, are collectively referred to as the "Pricing Disclosure Package."

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

                  The Indenture and the Underwriting Agreement are herein referred to collectively as the "Agreements."

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of Alabama law upon the opinion dated the date hereof rendered to you by Balch & Bingham LLP and relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

                  1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

                  2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

                  3. All orders, consents or other authorizations or approvals of the Alabama Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

                  4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.

                  5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.

                  6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Deloitte & Touche LLP and with your counsel. Based upon our examination of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, on the date of the Underwriting Agreement and the Final Supplemented Prospectus, as of June 7, 2006, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe (A) that the Registration Statement, on the date of the Underwriting Agreement (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (B) that the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (C) that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the captions "Description of the Series JJ Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company" or "The Policy and the Insurer" or under the caption "Experts" (as it relates to information with respect to the Insurer) appearing on page S-13 thereof or in Appendix A thereto.

                  We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth herein, the laws of the States of Alabama and New York.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent.

                                                     Yours very truly,

                                                     TROUTMAN SANDERS LLP

                                                                 Schedule V

                   [Letterhead of Cravath, Swaine & Moore LLP]

                                                                 June ___, 2006
                              Alabama Power Company
                 Series JJ 6.375% Senior Notes due June 15, 2046

Ladies and Gentlemen:

                  We have acted as counsel to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank) (the "Bank") in connection with (a) the Senior Note Indenture, dated as of December 1, 1997, as heretofore supplemented (the "Original Indenture"), between Alabama Power Company (the "Company") and the Bank, as Trustee, and (b) the Thirty-Sixth Supplemental Indenture, dated as of June 14, 2006 (together with the Original Indenture, herein called the "Indenture"), between the Company and the Bank, as Trustee.

                  In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, records and other instruments as we have deemed necessary or appropriate for the purpose of this opinion, including copies of the Indenture and certain resolutions adopted by the Board of Directors of the Bank.

                  Based upon the foregoing, we are of opinion that:

                  (i) Based solely on a certificate from the Comptroller of the Currency, the Bank is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking;

                  (ii) the Bank has the corporate trust power and authority to execute, deliver and perform its duties under the Indenture, has duly executed and delivered the Indenture, and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by the Company, the Indenture constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

                  (iii) the execution, delivery and performance by the Bank of the Indenture do not conflict with or constitute a breach of the articles of association or bylaws of the Bank; and

                  (iv) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Indenture or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made.

                  We are admitted to practice only in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York and the Federal law of the United States of America. We are furnishing this opinion to you solely for your benefit. This opinion is not to be relied upon by any other person or used, circulated, quoted or otherwise referred to for any other purpose.


                                                     Very truly yours,



Morgan Stanley & Co. Incorporated
         1585 Broadway
                  New York, New York  10036

Wachovia Capital Markets, LLC
         One Wachovia Center
                  301 South College Street
                  Charlotte, North Carolina 28288-0602
           As Representatives of the Several
           Underwriters

Alabama Power Company
         600 North 18th Street
                  Birmingham, AL 35291


Financial Guaranty Insurance Company
         125 Park Avenue
                  New York, NY 10017

                                                                Schedule VI



                      [Letterhead of DEWEY BALLANTINE LLP]


                                                                June ___, 2006


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-0602

              As Representatives of the Several Underwriters



                              ALABAMA POWER COMPANY
                          Series JJ 6.375% Senior Notes
                                due June 15, 2046

         Ladies and Gentlemen:

                           We have represented the Underwriters (hereinafter defined) in connection with (i) the issuance and sale by Alabama Power Company (the "Company") of $150,000,000 aggregate principal amount of its Series JJ 6.375% Senior Notes due June 15, 2046 (the "Notes") pursuant to a Senior Note Indenture dated as of December 1, 1997, by and between the Company and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Thirty-Sixth Supplemental Indenture, dated as of June 14, 2006 (collectively, the "Indenture"); and (ii) the purchase by the Underwriters (as defined herein) of the Notes pursuant to the terms of an Underwriting Agreement dated June 7, 2006 (the "Underwriting Agreement"), among the Company and the Underwriters named in Schedule I thereto (the "Underwriters") for whom you are acting as representatives (the "Representatives"). This opinion is being delivered to you as Representatives pursuant to
         Section 6(c)(4) thereof.

                           All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                           In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-126348, 333-126348-01, 333-126348-02 and 333-126348-03) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the "Act"), as it became effective under the Act (the "Registration Statement"); the Company's prospectus dated July 19, 2005 (the "Basic Prospectus") as supplemented by a preliminary prospectus supplement dated June 6, 2006 (the "Pricing Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act, which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2005, the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2006 and the Current Reports on Form 8-K of the Company dated January 10, 2006, January 11, 2006, January 13, 2006, January 31, 2006, February 1, 2006, February 20, 2006, March 8, 2006, March 9, 2006 and June 6, 2006 (the "Pricing
         Exchange Act Documents"), and a prospectus supplement dated June 7, 2006 (together with the Basic Prospectus, the "Final Supplemented Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated June 7, 2006 and June 7, 2006 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the Indenture. We have also examined the free writing prospectus prepared by the Company and filed with the Commission on June 7, 2006 pursuant to Rule 433 of the Act (the "Permitted Free Writing Prospectus"). The documents listed in Schedule III to the Underwriting Agreement, taken together, are collectively referred to as the "Pricing Disclosure Package."

                           In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

                           The Indenture and the Underwriting Agreement are herein referred to as the "Agreements."

                           Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as aforesaid and as to all matters covered hereby which are governed by or dependent upon the law of the State of Alabama upon the opinion of Balch & Bingham LLP dated the date hereof and addressed to you, that:

                           1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

                           2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

                           3. All orders, consents or other authorizations or approvals of the Alabama Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

                           4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.

                           5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.

                           6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                           We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Deloitte & Touche LLP and with counsel to the Company. Based upon our examination of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, on the date of the Underwriting Agreement and the Final Supplemented Prospectus, as of June 7, 2006, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, on the date of the Underwriting Agreement (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, that the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the captions "Description of the Series JJ Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company" or "The Policy and the Insurer" or under the caption "Experts" (as it relates to information with respect to the Insurer) appearing on page S-13 thereof or in Appendix A thereto.

                           We are members of the State Bar of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States and, to the extent set forth herein, the law of the State of Alabama.

                           This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Balch & Bingham LLP and Troutman Sanders LLP may rely on this opinion in giving their opinions pursuant to Section 6 of the Underwriting Agreement, insofar as such opinions relate to matters of New York law, and Balch & Bingham LLP may rely on this opinion in giving its opinions (i) pursuant to Sections 102, 302 and 904 of the Indenture and (ii) in connection with the Company's listing application with respect to the Notes to the New York Stock Exchange, insofar as such opinions relate to matters of New York law.


                                                  Very truly yours,



                                                  DEWEY BALLANTINE LLP

                                                             Schedule VII


              [Letterhead of FINANCIAL GUARANTY INSURANCE COMPANY]


                                                             June __, 2006

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-0602

         as Representatives of the Several Underwriters

Alabama Power Company
600 North 18th Street
Birmingham, Alabama 35291

JPMorgan Chase Bank, N.A.
4 New York Plaza
New York, New York 10004

                              Alabama Power Company
                          Series JJ 6.375% Senior Notes
                                due June 15, 2046


Ladies and Gentlemen:

I am Senior Counsel of Financial Guaranty Insurance Company ("Financial Guaranty"), and have been requested to render an opinion concerning the issuance by Financial Guaranty of its Surety Bond No. ______ (the "Surety Bond") in connection with the issuance of the captioned obligations (the "Notes"). I have examined such documents and records as I have deemed relevant for purposes of this opinion, including (a) the Certificate of Incorporation of Financial Guaranty, including all amendments thereto, (b) the amended By-laws of Financial Guaranty as in effect on the date hereof, (c) the certificate of authority issued to Financial Guaranty by the Superintendent of Insurance of the State of New York, (d) the certificate of authority issued to Financial Guaranty by the Commissioner of Insurance of the State of Alabama, (e) the executed Surety Bond,
(f) the statements in the Preliminary Prospectus Supplement dated June 6, 2006 and the Final Prospectus Supplement dated June 7, 2006 relating to the Notes (together with the Preliminary Prospectus Supplement, the "Prospectus Supplement") under the caption "The Policy and the Insurer" and in Appendix A thereto and (g) the Insurance Agreement, dated as of June 14, 2006, between Financial Guaranty and Alabama Power Company (the "Insurance Agreement").

On the basis of the foregoing, it is my opinion that:

(1) Financial Guaranty is a stock insurance corporation validly existing and in good standing under the laws of the State of New York and qualified to do business therein and is licensed and authorized to issue its financial guaranty insurance policies under the laws of the State of Alabama.

(2) The Surety Bond is valid and binding upon Financial Guaranty and enforceable in accordance with its terms, subject to applicable laws affecting creditors' rights generally.

(3) The execution and delivery by Financial Guaranty of the Surety Bond, and the performance by Financial Guaranty of the terms thereof, will not: (i) conflict with any of the terms, conditions or provisions of
         (A) the Certificate of Incorporation of Financial Guaranty, including any amendments thereto, (B) the amended By-laws of Financial Guaranty as in effect on the date hereof, or (C) to my actual knowledge, any covenant contained in any contract, agreement or instrument to which Financial Guaranty is bound, which contract, agreement or instrument is material to the financial condition of Financial Guaranty; (ii) to my actual knowledge, constitute a default under any such contract, agreement or instrument or (iii) contravene any law or governmental regulation or order presently binding on Financial Guaranty the contravention of which would affect the validity and enforcement of the Surety Bond.


(4) The Insurance Agreement has been duly authorized, executed and delivered by Financial Guaranty and, assuming the due authorization, execution and delivery thereof by Alabama Power Company, constitutes a valid and legally binding instrument of Financial Guaranty, enforceable against Financial Guaranty in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the enforcement of creditors' rights generally as such laws would apply in the event of the liquidation, conservation or rehabilitation of, or other similar occurrence with respect to, Financial Guaranty.


(5) Financial Guaranty, as an insurance company, is not eligible for relief under the Federal Bankruptcy Laws. Any proceedings for the liquidation, conservation or rehabilitation of Financial Guaranty would be governed by the provisions of the Insurance Law of the State of New York.



(6) The statements described above in the Prospectus Supplement relating to Financial Guaranty and the Surety Bond accurately and fairly present the summary information set forth therein and do not omit any material fact with respect to the description of Financial Guaranty relative to the material terms of the Surety Bond or the ability of Financial Guaranty to meet its obligations under the Surety Bond, except that no opinion is expressed as to any financial statements or other financial information included or referred to in, or incorporated by reference into, the Prospectus Supplement relating to Financial Guaranty, and no opinion is expressed as to the omission of Financial Guaranty's financial statements from the Prospectus Supplement. The form of Surety Bond contained in the Prospectus Supplement is a true and complete form of the Surety Bond.

(7)      The Surety Bond constitutes an "insurance policy" within the meaning of
         Section 3(a)(8) of the Securities Act of 1933, as amended (the "Act"), and is not required to be registered under the Act.


Very truly yours,



Senior Counsel